UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 16, 2013

PENN NATIONAL GAMING, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-24206 (Commission File Number)	23-2234473 (IRS Employer Identification No.)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, Pennsylvania (Address of Principal Executive Offices)	19610 (Zip Code)

Registrant’s telephone number, including area code (610) 373-2400

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                               Entry Into a Material Definitive Agreement.

On January 16, 2013, Penn National Gaming, Inc., a Pennsylvania corporation (the “Company”), entered into an agreement (the “Exchange Agreement”) with FIF V PFD LLC, an affiliate of Fortress Investment Group LLC (“Fortress”), providing for the potential exchange of shares of the Company’s Series B Redeemable Preferred Stock (“Series B”) for shares of a new class of preferred stock, Series C Convertible Preferred Stock (“Series C”), in contemplation of the potential separation of the Company’s real property assets from its operating assets through the spin-off of a newly formed real estate investment trust (“Propco”), as previously announced by the Company on November 15, 2012 (the “Spin-Off”).  A summary of the terms and conditions of the Exchange Agreement and certain ancillary agreements and instruments, including the Statement with Respect to Shares of Series C Convertible Preferred Stock of the Company (the “Series C Designation”) and a Supplementary Investor Rights Agreement, dated January 16, 2013 (the “Investor Rights Agreement”), is set forth below.  This summary does not purport to be complete and is qualified in its entirety by the Exchange Agreement, the Series C Designation and the Investor Rights Agreement, attached hereto as Exhibits 10.1, 4.1 and 4.2, respectively.

Exchange Agreement

The Exchange Agreement provides Fortress with the right to exchange its shares of Series B for fractional shares of Series C at an exchange ratio that treats each such fractional share (and therefore each share of Company common stock (“Common Stock”) into which such fractional share is convertible) as worth $67 per share, which is the “ceiling price” at which the shares of Series B are redeemable by the Company at maturity.  Each fractional share of Series C will automatically convert into a share of Common Stock upon sale to a third party not affiliated with Fortress.  Any shares of Series B not exchanged for shares of Series C prior to the second business day before the record date established for the distribution of Propco common stock in the Spin-Off shall automatically be exchanged for shares of Series C at 12:01 AM Eastern Time on such date.  Subsequently, the Company will have the right to purchase from Fortress, prior to the record date for the Spin-Off, a number of shares of Series C, at a price of $67 per fractional share of Series C, such that, immediately following the consummation of the Spin-Off, Fortress will own not more than 9.9% of Propco’s common stock.  The Company may terminate the Exchange Agreement at any time prior to the Spin-Off if it determines, in its sole discretion, to abandon the Spin-Off, provided that  Fortress would keep any shares of Series C it received in exchange for Series B prior to termination.

Under the terms of the Series C Designation, the Series C is nonvoting stock, provided, however, that the Series C Designation cannot be altered or amended so as to adversely affect any right or privilege held by the holders of Series C shares without the consent of a majority of the shares of Series C then outstanding. Holders of Series C will participate in dividends paid to the holders of Common Stock of the Company on an as-converted basis.  As indicated above, each fractional share of Series C will automatically convert into a share of Common Stock upon sale to a third party not affiliated with the original holder.

Investor Rights Agreements

The Company, Fortress and certain other holders of Series B are party to an Investor Rights Agreement, dated July 3, 2008 (the “Investor Rights Agreement”), that grants those holders certain rights with respect to the Company.  In connection with the Exchange Agreement, Fortress and the Company entered into the Supplementary Investor Rights Agreement, which provides that, as between Fortress and the Company, the Series C shares will be governed by the Investor Rights Agreement, and modifies certain other existing arrangements between the Company and Fortress.  The Supplementary Investor Rights Agreement provides Fortress with additional registration rights, beyond those currently set forth in the Investor Rights Agreement, including additional opportunities to sell shares of Series C stock in a registered offering, the right to select the managing underwriter in an underwritten offering prior to the Spin-Off and an increase in the registration expenses borne by the Company.  The Supplementary Investor Rights Agreement also provides that, following the completion of the Spin-Off, the following rights and obligations under the Investor Rights Agreement would be eliminated: Fortress’s right to nominate a director, the obligation of Fortress to vote its shares of Common stock in accordance with the recommendations of the Company’s board of directors, the restriction on hedging activities and certain information rights.

Additionally, the Exchange Agreement provides that, following the Spin-Off, Propco and Fortress will enter into an investor rights agreement on similar terms to the Investor Rights Agreement as modified by the Supplemental Investor Rights Agreement.  The form of the investor rights agreement for Propco is attached to the Exchange Agreement as Exhibit C.

ITEM 3.02.                               Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

The Company is offering the Series C shares to Fortress in reliance on exemptions from registration provided under Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01.                               Financial Statements and Exhibits.

(d)                                 The following exhibits are filed with this report:

Exhibit Number	Description

4.1	Statement with Respect to Shares of Series C Convertible Preferred Stock of Penn National Gaming, Inc. dated as of January 17, 2013.

4.2	Supplementary Investor Rights Agreement, dated as of January 16, 2013, by and between Penn National Gaming, Inc. and FIF V PFD LLC.

10.1	Exchange Agreement, dated as of January 16, 2013, by and between Penn National Gaming, Inc. and FIF V PFD LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penn National Gaming, Inc.

	By:	/s/ Robert S. Ippolito
Robert S. Ippolito
Vice President, Secretary and Treasurer

Date: January 18, 2013

EXHIBIT INDEX

Exhibit Number	Description

4.1	Statement with Respect to Shares of Series C Convertible Preferred Stock of Penn National Gaming, Inc. dated as of January 17, 2013.

4.2	Supplementary Investor Rights Agreement, dated as of January 16, 2013, by and between Penn National Gaming, Inc. and FIF V PFD LLC.

10.1	Exchange Agreement, dated as of January 16, 2013, by and between Penn National Gaming, Inc. and FIF V PFD LLC.